UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 16, 2026

ETOILES CAPITAL GROUP CO., LTD

(Exact name of registrant as specified in its charter)

Nevada	001-42793	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Unit 03-04, 25/F, Cosco Tower, 183 Queen’s Road Central Sheung Wan, Hong Kong	0000
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +852-2398-8699

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value US$0.0001 per share	EFTY	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

Etoiles Capital Group Co., Ltd, a Nevada corporation (“Etoiles Capital Nevada”), is providing the disclosure contained in this Current Report on Form 8-K to reflect the completion of its domestication, which changed its jurisdiction of incorporation from the Cayman Islands to the State of Nevada (the “Domestication”). Etoiles Capital Group Co., Ltd, the Cayman Islands exempted company (“Etoiles Capital Cayman”) deregistered as an exempted company in the Cayman Islands pursuant to Sections 206 and 207 of the Companies Act (As Revised) of the Cayman Islands (the “Companies Act”), and domesticated and continued its existence as a corporation incorporated in the State of Nevada pursuant to Section 92A.270 of the Nevada Revised Statutes of the State of Nevada (the “NRS”) effective on October 19, 2026 (the “Domestication Date”). References to the “Company,” “Etoiles Capital Nevada,” “Etoiles Capital Cayman,” the “Registrant,” “we,” “our,” “us” and similar terms mean, as of any time prior to the Domestication, Etoiles Capital Cayman and, as of any time after the Domestication, Etoiles Capital Nevada.

Upon consummation of the Domestication Transaction, each of Etoiles Capital Cayman’s (i)  Class A ordinary share, par value US$0.0001 per share (the “Etoiles Class A Ordinary Shares”), issued and outstanding immediately prior to the effective time of the domestication will be automatically converted into one share of common stock, par value US$0.0001 per share, of Etoiles Capital Nevada (the “Common Stock”).

The Common Stock to continues to be listed for trading under symbol “EFTY” on the Nasdaq Capital Market (the “Nasdaq”), which is the same trading symbol as the Etoiles Class A Ordinary Shares traded under prior to the Domestication Transaction. As a result of the Domestication Transaction, the Company became the successor issuer to Etoiles Capital Cayman pursuant to Rule 12g-3(a) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). This Current Report on Form 8-K (this “Current Report”) establishes the Company as the successor issuer to Etoiles Capital Cayman pursuant to Rule 12g-3(a) under the Exchange Act. Pursuant to Rule 12g-3(e) under the Exchange Act, the Common Stock is deemed to be registered under Section 12(b) of the Exchange Act, and the Company is subject to the informational requirements of the Exchange Act and the rules and regulations promulgated thereunder. The Company hereby reports this succession in accordance with Rule 12g-3(f) under the Exchange Act.

Upon consummation of the Domestication Transaction, the CUSIP number relating to the Company’s Common Stock was changed to 29771T 102.

Item 1.01. Entry into a Material Definitive Agreement.

Upon consummation of the Domestication Transaction, the Company entered into indemnification agreements (each, an “Indemnification Agreement”) with each of its executive officers and directors. The indemnification agreements provide the indemnitees with contractual rights to indemnification, and expense advancement and reimbursement, to the fullest extent permitted under the NRS, subject to certain exceptions contained in those agreements.

This summary is qualified in its entirety by reference to the full text of the form of Indemnification Agreement, which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the consummation of the Domestication Transaction, on October 19, 2026, the Company notified Nasdaq that each issued Etoiles Class A Ordinary Shares was automatically converted by operation of law on a one-for-one basis into shares of Common Stock.

Reference is made to the reports on Form 6-K furnished by Etoiles Capital Cayman (the “Company”) on October 30, 2025, November 25, 2025 and July 8, 2026 regarding (i) the status of trading in the Etoiles Class A Ordinary Shares, (ii) inquiries from the Nasdaq, and (iii) measures to address the continued listing concerns and to support the restoration of trading of the Company’s securities. Trading in Etoiles Class A Ordinary Shares has remained suspended since October 6, 2025 and continues to be suspended as of the date of this report. The Company’s Common Stock are expected to commence trading on the Nasdaq under the symbol “EFTY” once trading resumes.

The information set forth in the Introductory Note of this Current Report is incorporated into this Item 3.01 by reference.

Item 3.03. Material Modification to Rights of Security Holders.

In connection with the consummation of the Domestication Transaction, the Company filed the Articles of Incorporation and adopted its bylaws (the “Bylaws”). The rights of holders of Common Stock are now governed by the Articles of Incorporation, the Articles of Domestication, the Bylaws, and the NRS, which contain provisions that differ in certain respects from shareholders’ rights under the laws of the Cayman Islands and Etoiles Capital Cayman’s Second Amended and Restated Memorandum of Association and Articles of Association, which were in effect prior to the Domestication Transaction. The general effect of the changes to the rights of the Company’s stockholders are described under the sections entitled “Comparison Of Corporate Governance And Shareholder Rights,” “Material U.S. Federal Income Tax Considerations,” and “Description of Securities” in Etoiles Capital Cayman’s final proxy statement/prospectus, dated September 21, 2026, relating to the Domestication Transaction, which was filed with the Securities and Exchange Commission the (“SEC”) pursuant to Rule 424(b)(3) on September 21, 2026 (the “Proxy/Prospectus”), and formed part of Etoiles Capital Cayman’s registration statement on Form S-4, which was initially filed with the SEC on August 14, 2026 and was amended on September 1, 2026 (Registration No. 333-298341).

The sections of the Proxy/Prospectus listed above are hereby incorporated by reference into this Current Report on Form 8-K.

The information set forth in the Introductory Note, Item 3.01, and Item 5.03 of this Current Report is incorporated into this Item 3.03 by reference.

This summary is qualified in its entirety by reference to the full text of the Articles of Incorporation, Articles of Domestication, and Bylaws, which are attached hereto as Exhibits 3.1, 3.2, and 3.3, respectively, and incorporated by reference herein.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the consummation of the Domestication Transaction, the Company filed the Articles of Incorporation and Articles of Domestication with the Secretary of State of Nevada, and adopted the Bylaws.

The information set forth in Item 3.03 is incorporated into this Item 5.03 by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Articles of Incorporation of Etoiles Capital Group Co., Ltd
3.2	Articles of Domestication of Etoiles Capital Group Co., Ltd
3.3	Bylaws of Etoiles Capital Group Co., Ltd
10.1	Form of Indemnification and Advancement Agreement of Etoiles Capital Group Co., Ltd

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Etoiles Capital Group Co., Ltd

Date: October 19, 2026	By:	/s/ Kit Shing, CHEUNG
	Name:	Kit Shing, CHEUNG
	Title:	Director, Chief Executive Officer, and Chairman of the Board of Directors

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